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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 27, 2006


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                             1-800-FLOWERS.COM, INC.
             (Exact name of registrant as specified in its charter)


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        Delaware                        0-26841                  11-3117311
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)

                              One Old Country Road
                           Carle Place, New York 11514
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (516) 237-6000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.      Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        (b) Effective on December 27, 2006, Enzo J. Micali resigned as the Chief Information Officer of 1-800-FLOWERS.COM, Inc.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2007

                                        1-800-FLOWERS.COM, INC.
                                        (Registrant)


                                        By: /s/ William E. Shea
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                                            Name:  William E. Shea
                                            Title: Chief Financial Officer,
                                                   Senior Vice President Finance
                                                   and Administration